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                                                  Filed pursuant to Rule 497(e)
                                                  File Nos. 2-16252 and 811-933


                          CGM CAPITAL DEVELOPMENT FUND

                       SUPPLEMENT DATED FEBRUARY 7, 2008
                      TO THE PROSPECTUS DATED MAY 1, 2007

         On January 31, 2008 the Board of Trustees of CGM Capital Development Fund unanimously approved an Agreement and Plan of Reorganization relating to the proposed reorganization (the "Reorganization") of CGM Capital Development Fund into CGM Focus Fund, a series of CGM Trust. If the Reorganization takes place, CGM Capital Development Fund will transfer all of its assets to CGM Focus Fund in exchange for shares of CGM Focus Fund. Shares of CGM Focus Fund will be distributed to CGM Capital Development Fund shareholders in proportion to their holdings of shares of CGM Capital Development Fund on the closing date of the Reorganization. CGM Focus Fund also will assume all of CGM Capital Development Fund's liabilities. The Reorganization is expected to be treated as a "tax-free" reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and therefore will not result in a sale of CGM Capital Development Fund shares that is taxable under the Code. Following the Reorganization, CGM Capital Development Fund will be dissolved.

         The Reorganization is conditioned upon, among other things, approval by CGM Capital Development Fund's shareholders. If the Reorganization is approved, shareholders of CGM Capital Development Fund will become shareholders of CGM Focus Fund. The shares of CGM Focus Fund to be received by each CGM Capital Development Fund shareholder in the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the shares of CGM Capital Development Fund held by such shareholder as of the close of regularly scheduled trading on The New York Stock Exchange, Inc. on the Reorganization closing date or such later time as CGM Capital Development Fund's net asset value is calculated. Pursuant to the terms of the Agreement and Plan of Reorganization, the Board of either Fund may terminate the Agreement at any time prior to the closing date if, in the opinion of the Board, circumstances develop that make proceeding with the Reorganization inadvisable.

         A meeting of shareholders of CGM Capital Development Fund is expected to be held during the second quarter of 2008 for the purpose of voting on the Reorganization. If the required approval is obtained, it is anticipated that the Reorganization will be consummated shortly after the shareholders meeting. Proxy materials relating to the Reorganization are expected to be sent to shareholders of CGM Capital Development Fund later this month. Please read the proxy materials carefully as they contain a more detailed description of the Agreement and Plan of Reorganization, the Reorganization, and CGM Focus Fund.

         If you have any questions concerning the Reorganization, please feel free to contact CGM Capital Development Fund at 1-800-598-0794.

         You should retain this supplement with your prospectus for future reference.